UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 19, 2016

CAREDX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36536	94-3316839
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3260 Bayshore Boulevard

Brisbane, California 94005

(Address of principal executive offices)

(415) 287-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Conditions

On April 14, 2016, CareDx, Inc. (the “Company”) announced in a press release that it would be holding a conference call on April 19, 2016 to discuss the Allenex AB acquisition and provide details on upcoming milestones and the combined company financial outlook. The full text of the script and the full presentation for the conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Script for conference call on April 19, 2016

99.2	Presentation made by the Company for the conference call on April 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREDX, INC.

Date: April 21, 2016

	By:	/s/ Charles Constanti
Charles Constanti
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Script for conference call on April 19, 2016

99.2	Presentation made by the Company for the conference call on April 19, 2016